Exhibit 99.1 KFORCE EXPECTS FOURTH QUARTER REVENUES AND EARNINGS PER SHARE TO EXCEED PRIOR GUIDANCE Q4 TECH FLEX REVENUES GREW NEARLY 6% SEQUENTIALLY PER BILLING DAY KFORCE TO RELEASE ITS Q4 RESULTS ON FEBRUARY 8, 2021 TAMPA, FL, January 19, 2021 – Kforce Inc. (NASDAQ: KFRC) today provided an update to its expected fourth quarter results ahead of its scheduled earnings call on February 8, 2021. Due to stronger than anticipated consultant assignment growth in the fourth quarter, Kforce expects revenues and earnings per share to exceed the top end of its previously announced guidance of $347 million in revenues and earnings of $0.78 per share. David L Dunkel, Chief Executive Officer, commented, “We worked diligently during the last economic expansion to strategically position Kforce to capitalize on the longer-term secular drivers of demand in technology. We began to see organizations across every industry being confronted with the imperative to invest and rapidly adapt to ever-changing business models, new competitors and the changing engagement preferences of their customers. Our belief is that the secular drivers of demand in the technology staffing and solutions markets have only strengthened as a result of the impact of the pandemic. As to our results for the fourth quarter, our technology business grew nearly 6% sequentially, per billing day, and resumed growth on a year-over-year basis of nearly 1%. Our results in this line of business have continued to significantly outpace the overall market expectation and we will continue to prioritize allocating capital in this business to capture even greater market share. I am very proud of our team’s execution in 2020 to deliver great results to our clients and consultants during a tremendously difficult time.” Joseph Liberatore, President, commented, “As the fourth quarter unfolded, we continued to see positive trends relative to our expectations in each of our lines of business. Our Tech Flex and FA Flex businesses have continued to see an increase in consultant assignment growth since the pandemic low in early June 2020. Our focused business model in these two high margin businesses continues to create additional operating leverage, which also drove higher than expected earnings per share. We look forward to providing more insights into our fourth quarter results and strategic priorities and expectations for 2021, including the continued evolution of our technology business to provide increasingly value-added solution and managed services to our clients, on our fourth quarter earnings conference call on February 8, 2021.” Conference Call Kforce will release fourth quarter results post-market on Monday, February 8, 2021 and host a conference call to discuss the results. The call will begin at 5:00 p.m. ET. and can be accessed through Kforce’s web site at http:/investor.kforce.com or by dialing (877) 344-3890 / conference passcode Kforce. A replay of the call will be available from 8:00 p.m. ET Monday, February 8, 2021 until February 15, 2021 by dialing (855) 859-2056, passcode 3863517 or at http:/investor.kforce.com About Kforce Kforce Inc. is a domestic professional staffing services and solutions firm that specializes in the areas of Technology and Finance and Accounting. Each year, through our network of field offices located throughout the U.S. and two national delivery centers, we provide opportunities for over 30,000 highly skilled professionals who work with over 3,000 clients, including a significant majority of the Fortune 500. At Kforce, our promise is to deliver great results through strategic partnership and knowledge sharing. For more information, please visit our website at http://www.kforce.com. Michael R. Blackman Chief Corporate Development Officer 1001 E. Palm Avenue Tampa, FL 33605 (813) 552-2927

Exhibit 99.1 Cautionary Note Regarding Forward-Looking Statements All statements in this press release, other than those of a historical nature, are forward-looking statements including, but not limited to, statements regarding the performance of technology-focused businesses, the secular drivers of technology, the pace of digital transformation, the Firm’s opportunity to continue investing in its future growth, returning capital to its shareholders including the intent and ability to declare and pay quarterly dividends, and the Firm's guidance for the fourth quarter of 2020. Such forward-looking statements are within the meaning of that term in Section 27A of the Securities Act of 1933, as amended, and Section 21E of the Securities Exchange Act of 1934, as amended. Factors that could cause actual results to differ materially include the following: business conditions, growth rate in temporary staffing and the general economy; competitive factors; risks due to shifts in the market demand; a reduction in the supply of consultants and candidates or the Firm’s ability to attract and retain such individuals; the success of the Firm in attracting and retaining its management team and key operating employees; the impacts (direct and indirect) of COVID-19 on our business, our consultants and employees, and the overall economy; changes in the service mix; ability of the Firm to repurchase shares; the occurrence of unanticipated expenses; the effect of adverse weather conditions; changes in our effective tax rate; changes in government regulations, laws and policies that impact our business and our ability to comply with the same; risk of contract performance, delays or termination or the failure to obtain new assignments or contracts, or funding under contracts; changes in client demand and our ability to adapt to such changes; our ability to continue to perform under the government-sponsored COVID-19 related initiatives; continued performance of and improvements to our enterprise information systems; impacts of outstanding litigation or other legal matters, including the risk factors and matters listed from time to time in the Firm’s reports filed with the Securities and Exchange Commission, including the Firm’s Form 10-K for the fiscal year ending December 31, 2019, as well as assumptions regarding the foregoing. The terms “should,” “believe,” “estimate,” “expect,” “intend,” “anticipate,” “foresee,” “plan” and similar expressions and variations thereof contained in this press release identify certain of such forward-looking statements, which speak only as of the date of this press release. As a result, such forward-looking statements are not guarantees of future performance and involve risks and uncertainties. Future events and actual results may differ materially from those indicated in the forward-looking statements. Readers are cautioned not to place undue reliance on these forward-looking statements and the Firm undertakes no obligation to update any forward-looking statements.